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                                                                   EXHIBIT 10.C1

                                    VIAD CORP
                           1997 OMNIBUS INCENTIVE PLAN
                        INCENTIVE STOCK OPTION AGREEMENT
                          AS AMENDED FEBRUARY 19, 2004

                                      (ISO)

      Viad Corp (Corporation), a Delaware corporation, grants to ___________ (Grantee) the option (Option) to purchase from the Corporation, pursuant to the Viad Corp 1997 Omnibus Incentive Plan (Plan), at the price of $_________ per share (Option Price) _____ Shares of its Common Stock, par value $1.50 (Common Stock) through the exercise of this Option in accordance with the terms and conditions hereinafter set forth.

      1. OPTION PERIOD AND TERMINATION OF EMPLOYMENT OF GRANTEE. The period during which this Option may be exercised (Option Period) is the period beginning on the date hereof and ending seven (7) years from such date, subject to Section 2 below, and during this period this Option may be exercised only by the Grantee personally and while an employee of the Corporation or a subsidiary or division thereof (Affiliate), except that:

            (a) If the Grantee ceases to be an employee of the Corporation or any Affiliate of the Corporation for any reason, excluding death, disability, retirement and termination of employment for Cause (as defined in the Plan), the option rights hereunder (as they exist on the day the Grantee ceases to be such an employee) may be exercised only within a period of three (3) months thereafter, subject to the notice requirements and forfeiture provisions set forth below, or prior to the expiration of the Option Period, whichever shall occur sooner. If the employment of the Grantee is terminated for Cause, all the option rights hereunder shall expire immediately upon the giving to the Grantee of notice of such termination.

            (b) If the Grantee ceases to be an employee of the Corporation or any Affiliate of the Corporation due to disability or death, or dies within the three month or five year periods referred to in Sections (a) and (c) of this
Section 1, the option rights hereunder (as they exist immediately prior to the Grantee's death) may be exercised by the Grantee or by the Grantee's personal representative only during a period of twelve (12) months thereafter in the case of death and only during a period of three (3) years thereafter in the case of disability, provided, if the Grantee dies within such three-year period, any unexercised option held by the Grantee will, notwithstanding the expiration of such three-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death, subject in each case to the notice requirements set forth below, or prior in each case to the expiration of the Option Period, whichever shall occur sooner.

            (c) If the Grantee ceases to be an employee of the Corporation or any Affiliate of the Corporation by reason of retirement, the option rights hereunder (as they exist on the day the Grantee ceases to be such an employee) may be exercised only within a period of five (5) years thereafter, subject to
Section 1(d) and Section 2(c) below and further subject to the notice requirements and non-compete and forfeiture provisions set forth below, or prior to the expiration of the Option Period, whichever shall occur sooner, and in every case subject to Section 5(h) of the Plan.

            (d) If this Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, it will thereafter be treated as a Nonqualified Stock Option.

      2. METHOD OF EXERCISE OF THIS OPTION. This Option may be exercised in the manner hereinafter prescribed, in whole or in part, at any time or from time to time, during the Option Period as follows.

            (a) 20% of the Shares hereby optioned at any time after one year from the date hereof,

            (b) 20% of the Shares hereby optioned at any time two years from the date hereof,

            (c) 20% of the Shares hereby optioned at any time three years from the date hereof,

            (d) 20% of the Shares hereby optioned at any time four years from the date hereof, and

            (e) the balance of the Shares hereby optioned at any time after five years from the date hereof, provided that 100 Shares, or the total number of Shares remaining unpurchased hereunder, if less than 100 Shares, is the minimum number which may be purchased hereunder at any one time. This Option shall not be

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exercisable prior to the expiration of one year from the date of grant, except as otherwise specified in the Plan. All purchases hereunder must be completed within the time periods prescribed herein for the exercise thereof.

            (f) Notwithstanding Sections (a), (b), (c), (d) and (e) of this
Section 2 if the Grantee ceases to be an employee of the Corporation by reason of death, disability or retirement, this Option (to the extent valid and outstanding as of the date such Grantee ceases to be an employee) if not then exercisable shall become fully exercisable to the full extent of the original grant; provided, however, that if such date such Grantee ceases to be an employee is within six months of the date of grant of a particular Stock Option held by a Grantee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act this Option shall not become fully exercisable until six months and one day after such date of grant.

            On or before the expiration of the Option Period specified herein, written notice of the exercise of this Option with respect to all or a part of the Common Stock hereby optioned may be mailed or delivered to the Corporation by the Grantee in substantially the form attached hereto or in such other form as the Corporation may require, properly completed and among other things stating the number of Shares of Common Stock with respect to which the Option is being exercised, and specifying the method of payment for such Common Stock. The notice must be mailed or delivered prior to the expiration of this Option.

            Before any stock certificates shall be issued, the entire purchase price of the Common Stock purchased shall be paid to the Corporation. Certificates, registered in the name of the purchaser for the Common Stock purchased, will be issued to the purchaser as soon as practicable thereafter. Failure to pay the purchase price for any Common Stock within the time specified in said notice shall result in forfeiture of the Grantee's right to purchase the Common Stock at a later date and the number of Shares of Common Stock which may thereafter be purchased hereunder shall be reduced accordingly.

            The purchase price may be paid either entirely in cash or in whole or in part with unrestricted Common Stock already owned by the Grantee. If the Grantee elects to pay the purchase price entirely in cash, he will be notified of the purchase price by the Corporation. If the Grantee elects to pay the purchase price either substantially all with Common Stock or partly with Common Stock and the balance in cash, he will be notified by the Corporation of the fair market value of the Common Stock on the exercise date and the amount of Common Stock or cash payable. Within five business days after the exercise date, the Grantee shall deliver to the Corporation either cash or Common Stock certificates, in negotiable form, at least equal in value to the purchase price, or that portion thereof to be paid for with Common Stock, together with cash sufficient to pay the full purchase price. Only full Shares of Common Stock shall be utilized for payment purposes.

      3. FORFEITURE AND REPAYMENT PROVISIONS.

            (a) CERTIFICATION. The right to exercise this Option shall be conditional upon certification by the Grantee at time of exercise that the Grantee has read and understands the forfeiture and repayment provisions set forth in this Section 3, that the Grantee has not engaged in any misconduct or acts contrary to the Corporation as described below, and that Grantee has no intent to leave employment with the Corporation or any of its Affiliates for the purpose of engaging in any activity or providing any services which are contrary to the spirit and intent of Section 3(b).

            (b) NON-COMPETE. Unless a Change of Control (as defined in the Plan) shall have occurred after the date hereof:

                  (i) In order to better protect the goodwill of the Corporation and its Affiliates and to prevent the disclosure of the Corporation's or its Affiliates' trade secrets and confidential information and thereby help insure the long-term success of the business, the Grantee, without prior written consent of the Corporation, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, agent, consultant, owner of more than five (5) percent of any enterprise or otherwise, for a period of two (2) years following the date of the Grantee's termination of employment with the Corporation or any of its Affiliates, in connection with the manufacture, development, advertising, promotion, design, or sale of any service or product which is the same as or similar to or competitive with any services or products of the Corporation or its Affiliates (including both existing services or products as well as services or products known to the Grantee, as a consequence of the Grantee's employment with the Corporation or one of its Affiliates, to be in development):

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                        (1) with respect to which the Grantee's work has been
directly concerned at any time during the two (2) years preceding termination of employment with the Corporation or one of its Affiliates, or

                        (2) with respect to which during that period of time the Grantee, as a consequence of the Grantee's job performance and duties, acquired knowledge of trade secrets or other confidential information of the Corporation or its Affiliates.

                  (ii) For purposes of the provisions of Section 3(b), it shall be conclusively presumed that the Grantee has knowledge of information he or she was directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

                  (iii) The Corporation is authorized to suspend or terminate this Option and any other outstanding stock option or stock appreciation right held by the Grantee prior to or after termination of employment if the Grantee engages in any conduct agreed to be avoided pursuant to the provisions of
Section 3(b) at any time within the two (2) years following the date of the Grantee's termination of employment with the Corporation or any of its Affiliates.

                  (iv) If, at any time within two (2) years after the date of the Grantee's termination of employment with the Corporation or any of its Affiliates, Grantee engages in any conduct agreed to be avoided pursuant to the provisions of Section 3(b), then any gain (without regard to tax effects) realized by Grantee from the exercise of this Option, in whole or in part, shall be paid by Grantee to the Corporation. Grantee consents to the deduction from any amounts the Corporation or any of its Affiliates owes to Grantee to the extent of the amounts Grantee owes the Corporation hereunder.

            (c) MISCONDUCT. Unless a Change of Control shall have occurred after the date hereof:

                  (i) The Corporation is authorized to suspend or terminate this Option and any other outstanding stock option or stock appreciation right held by the Grantee prior to or after termination of employment if the Corporation reasonably determines that during the Grantee's employment with the Corporation or any of its Affiliates:

                        (1) Grantee knowingly participated in misconduct that
            causes a misstatement of the financial statements of Viad or any of its Affiliates or misconduct which represents a material violation of any code of ethics of the Corporation applicable to the Grantee or of the Always Honest compliance program or similar program of the Corporation; or

                        (2) Grantee was aware of and failed to report, as
            required by any code of ethics of the Corporation applicable to the Grantee or by the Always Honest compliance program or similar program of the Corporation, misconduct that causes a misstatement of the financial statements of Viad or any of its Affiliates or misconduct which represents a material knowing violation of any code of ethics of the Corporation applicable to the Grantee or of the Always Honest compliance program or similar program of the Corporation.

                  (ii) If, at any time after the Grantee exercises this Option in whole or in part, the Corporation reasonably determines that the provisions of Section 3(c) apply to the Grantee, then any gain (without regard to tax effects) realized by the Grantee from such exercise shall be paid by Grantee to the Corporation. The Grantee consents to the deduction from any amounts the Corporation or any of its Affiliates owes to the Grantee to the extent of the amounts the Grantee owes the Corporation under this paragraph 3.

            (d) ACTS CONTRARY TO CORPORATION. Unless a Change of Control shall have occurred after the date hereof:

                  (i) The Corporation is authorized to suspend or terminate this Option and any other outstanding stock option or stock appreciation right held by the Grantee prior to or after termination of employment if the Corporation reasonably determines that Grantee has acted significantly contrary to the best interests of the Corporation, including, but not limited to, any direct or indirect intentional disparagement of the Corporation.

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                  (ii) If, at any time within two (2) years after the Grantee exercises this Option in whole or in part, the Corporation reasonably determines that Grantee has acted significantly contrary to the best interests of the Corporation, including, but not limited to, any direct or indirect intentional disparagement of the Corporation, then any gain (without regard to tax effects) realized by the Grantee from such exercise shall be paid by Grantee to the Corporation. The Grantee consents to the deduction from any amounts the Corporation or any of its Affiliates owes to the Grantee to the extent of the amounts the Grantee owes the Corporation under this Section 3.

            (e) The Corporation's reasonable determination required under Sections 3(c)(i) and (ii) and 3(d)(i) and (ii) shall be made by the Human Resources Committee of the Corporation's Board of Directors, in the case of executive officers of the Corporation, and by the Chief Executive Officer and Corporate Compliance Officer of the Corporation, in the case of all other officers and employees.

      4. NON-TRANSFERABILITY OF THIS OPTION. This Option may not be assigned, encumbered or transferred, in whole or in part, except by the Grantee's will or in accordance with the applicable laws of descent and distribution or as otherwise provided under the Plan.

      5. LIMIT ON GRANT. The aggregate fair market value (determined as of the time the Option is granted) of Common Stock for which any Grantee may be granted one or more Incentive Stock Options first exercisable in this year or in any calendar year thereafter shall not exceed $100,000.

      6. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION OF CORPORATION. The Common Stock covered by this Option is, at the option of the Corporation, either authorized but unissued or reacquired Common Stock. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock, during the Option Period, the number of Shares of Common Stock which may thereafter be purchased pursuant to this Option and the purchase price per share, shall be appropriately adjusted, or other appropriate substitutions shall be made, and the determination of the Board of Directors of the Corporation, or the Human Resources Committee of the Board of Directors (Committee), as the case may be, as to any such adjustments shall be final, conclusive and binding upon the Grantee.

      7. NOTICE OF SALE. The Grantee or any person to whom the Option or the Shares shall have been transferred by will or by the laws of descent and distribution or as otherwise provided under the Plan promptly shall give notice to the Corporation in the event of the sale or other disposition of Shares within two (2) years from the date of grant of such Option or within one year after the transfer of the Shares to Grantee. Such notice shall specify the number of Shares sold or otherwise disposed of, the date of disposition and the total proceeds received, and be directed to the Tax Department, Viad Corp, Viad Tower, Phoenix, Arizona 85077.

      8. EFFECT OF CHANGE IN CONTROL. (a) In the event of a Change in Control (as defined in the Plan), this Option (to the extent outstanding as of the date such Change in Control is determined to have occurred) if not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

            (b) Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), the Grantee shall have the right, whether or not this Option is fully exercisable and in lieu of the payment of the exercise price for the Shares of Common Stock being purchased under the Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price (as defined in the Plan) per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option (the "Spread") multiplied by the number of Shares of Common Stock granted under the Option as to which the right granted hereunder shall have been exercised; provided, however, that if the Change in Control is within six months of the date of grant of a particular Option held by a Grantee who is an officer or director of the Corporation and is subject to Section 16(b) of the Securities Exchange Act of 1934 no such election shall be made by such Grantee with respect to such Option prior to six months from the date of grant. Notwithstanding any other provision hereof, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of an Option held by a Grantee who is an officer or director of the Corporation and is subject to Section 16(b), such Option shall be canceled in exchange for a cash payment to the Grantee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of Shares of Common Stock granted under the Option.

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      9. PLAN AND PLAN INTERPRETATIONS AS CONTROLLING. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. The Plan provides that the Board may amend the Plan, and that the Committee may interpret it and establish regulations for the administration thereof; provided that no such amendment or regulation shall impair the rights of any Grantee under an Option without the Grantee's consent, except an amendment for purposes of compliance with the federal securities laws. The Grantee, by acceptance of this Option, agrees to be bound by said Plan and such Board and Committee actions.

      10. TERMINATION OF THE PLAN; NO RIGHT TO FUTURE GRANTS. By entering into this Option Agreement, the Grantee acknowledges: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Corporation at any time; (b) that each grant of an Option is a one-time benefit which does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options; (c) that all determinations with respect to any such future grants, including, but not limited to, the times when the Option shall be granted, the number of Shares subject to each Option, the Option price, and the time or times when each Option shall be exercisable, will be at the sole discretion of the Corporation; (d) that the Grantee's participation in the Plan shall not create a right to further employment with the Grantee's employer and shall not interfere with the ability of the Grantee's employer to terminate the Grantee's employment relationship at any time with or without cause; (e) that the Grantee's participation in the Plan is voluntary; (f) that the value of the Options is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract, if any; (g) that the Option is not part of normal and expected compensation for purposes of calculating any severance, resignation, bonuses, pension or retirement benefits or similar payments; (h) that the right to purchase Common Stock ceases upon termination of employment for any reason except as may otherwise be explicitly provided in the Plan or this Option Agreement; (i) that the future value of the Shares is unknown and cannot be predicted with certainty; (j) that if the underlying Shares do not increase in value, the Option will have no value; and (k) the foregoing terms and conditions apply in full with respect to any prior Option grants to Grantee.

      11. GOVERNING LAW. This agreement is governed by and is to be construed and enforced in accordance with the laws of Arizona.

            This Option may not be exercised whenever such exercise or the issuance of any of the optioned Shares would be contrary to law or the regulations of any governmental authority having jurisdiction.

            IN WITNESS WHEREOF, VIAD CORP has caused this Option to be duly executed in its name.

Dated:  ______________, 2004

                                            VIAD CORP

                                            ________________________________
                                            By: ROBERT H. BOHANNON
ATTEST:                                         Chairman, President and
                                                Chief Executive Officer

______________________________________
Secretary or Assistant Secretary

THIS INCENTIVE STOCK OPTION AGREEMENT SHALL BE EFFECTIVE ONLY UPON EXECUTION BY THE GRANTEE AND DELIVERY TO AND RECEIPT BY THE CORPORATION.

ACCEPTED AND AGREED:

______________________________________
Grantee

                                                                          (ISO)5